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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange act of 1934


       Date of Report (Date of earliest event reported) October 21, 1999
                                                        -----------------




                                AUTONATION, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                 1-13107                                        73-1105145
                 -------                                        ----------
               (Commission                                     (IRS Employer
               File Number)                                  Identification No.)


            110 SE 6th Street                                      33301
            Ft. Lauderdale, FL                                     -----
          ------------------------                               (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                      N.A.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

         In August 1999, AutoNation, Inc. (the "Registrant") reported that it plans to separate its automotive rental division that includes Alamo Rent-A-Car, National Car Rental and CarTemps USA. The Registrant is filing herewith Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and audited consolidated financial statements each of which have been restated to present the Company's automotive rental division as discontinued operations. Such financial information is attached hereto as Exhibit 99 and incorporated herein by reference. Exhibit 99 is hereby incorporated by reference into the Registrant's Registration Statements on Form S-3, file numbers 33-61649, 33-62489, 33-63735, 33-65289, 333-01757, 333-04269, 333-08479, 333-18009, 333-20667, 333-23415,
333-29217, 333-35749 and 333-44611; on Form S-4, file numbers 333-17915 and
333-41505; and on Form S-8, file numbers 33-93742, 333-07623, 333-19453,
333-20669, 333-29265, 333-42891 and 333-56967.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AutoNation, Inc.


                                     By: /s/ Mary E. Wood
                                        --------------------------------------
                                        Mary E. Wood
                                        Vice President and Corporate Controller
                                        (Principal Accounting Officer)



Date: October 21, 1999
      ----------------





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                                AUTONATION, INC.

                                 EXHIBIT INDEX




     Number and
Description of Exhibit
----------------------
         1.             None

         2.             None

         3.             None

         4.             None

         15.            None

         16.            None

         17.            None

         21.            None

         23.1           Consent of Arthur Andersen LLP

         24.            None

         27.1 Financial Data Schedule for the Year Ended December 31, 1998 (for SEC use only)

         27.2 Financial Data Schedule for the Year Ended December 31, 1997 (for SEC use only)


         27.3 Financial Data Schedule for the Year Ended December 31, 1996 (for SEC use only)


         99.            Financial Information





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